Exhibit 32.1

Certification of the Chief Executive Officer

Pursuant to Rule 18 U.S.C. Section 1350

In connection with the Quarterly Report on Form 10-Q of Commercial Bancgroup, Inc. (the “Company”) for the period ended June 30, 2026, as filed with the U.S. Securities and Exchange Commission (the “Report”), I, Terry L. Lee, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2026	By:	/s/ Terry L. Lee
		Name:	Terry L. Lee
		Title:	President and Chief Executive Officer